OCC Cash Reserves
Annual period ending 113002
File No. 81105731

Exhibit 77Q3
(a)
(i) The registrants disclosure controls
 and procedures have been evaluated as of a date within 90 days of the filing date of the report and are deemed to be reasonably designed to achieve the purposes described in rule 30a2c under the Investment Company Act.

(ii) There have been no significant
changes in the registrants internal controls
 or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

(iii) CERTIFICATIONS

I Stephen J. Treadway certify that

1. I have reviewed this report on Form
NSAR of OCC Cash Reserves

2. Based on my knowledge this report
does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made in light of the circumstances under which such statements were made not misleading with respect to the period covered by this report and

3. Based on my knowledge the financial
information included in this report and the financial statements on which the financial information is based fairly present in all material respects the financial condition results of operations, changes in net assets and cash flows if the financial statements are required to include statement of cash flows of the registrant as of and for, the periods presented in this report

4. The registrants other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures as defined in rule 30a2c under the Investment Company
Act for the registrant and have:

a) Designed such disclosure controls
 and procedures to ensure that material
information relating to the registrant
 including its consolidated subsidiaries
 is made known to us by others
within those entities particularly
during the period in which this
report is being prepared

b) Evaluated the effectiveness of the
 registrants disclosure controls and
 procedures as of a date within 90 days
 prior to the filing date of this report the Evaluation Date and

c) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our
 evaluation as of the Evaluation Date

      5.	The registrants other certifying officers and
I have disclosed, based on our most recent evaluation to the registrants auditors and the audit committee of the registrants board of directors or persons performing the equivalent functions

a) All significant deficiencies in
the design or operation of internal
controls which could adversely affect
the registrants ability to record process summarize and report financial data and have identified for the registrants auditors any material weaknesses in internal controls and

b) Any fraud whether or not material
that involves management or other
employees who have a significant role in the registrants internal controls and

6. The registrants other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  January 28 2003

/s/ Stephen J Treadway
Stephen J Treadway
President



OCC Cash Reserves
Annual period ending 113002
File No. 81105731

Exhibit 77Q3
(a)
(iv) The registrants disclosure controls and procedures have been evaluated as of a date within 90 days of the filing date of the report and are deemed to be reasonably designed to achieve the purposes described in rule 30a2c under the Investment Company Act.

(v) There have been no significant changes in the registrants internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

(vi) CERTIFICATIONS

I, Brian S Shlissel certify that

1. I have reviewed this report on Form
NSAR of OCC Cash Reserves;

2. Based on my knowledge this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made in light of the circumstances under which such statements were made not misleading with respect to the period covered by this report and

3. Based on my knowledge the financial
information included in this report and the financial statements on which the financial information is based fairly present in all material respects the financial condition results of operations changes in net assets and cash flows if the financial statements are required to include statement of cash flows of the registrant as of and for the periods presented in this report

4. The registrants other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures as defined in rule 30a2c under the Investment Company
Act for the registrant and have:

a) Designed such disclosure
controls and procedures to ensure
that material information relating
to the registrant including its
consolidated subsidiaries is made
known to us by others within
those entities particularly during
the period in which this report is being prepared

b) Evaluated the effectiveness of the
registrants disclosure controls and
procedures as of a date within 90 days
prior to the filing date of this report
the Evaluation Date and

c) Presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our evaluation
as of the Evaluation Date

5. The registrants other certifying
officers and I have disclosed based on our most
 recent evaluation to the registrants auditors and the audit committee of the registrants board of directors or persons performing the equivalent functions

a) All significant deficiencies in
the design or operation of internal
controls which could adversely affect
the registrants ability to record process summarize and report financial data and have identified for the registrants auditors any material weaknesses in internal controls and

b) Any fraud whether or not mater
that involves management or other employees
 who have a significant role in the
registrants internal controls and

6. The registrants other certifying officers and I have indicated in this report whether or not there were significant changes in
internal controls or in other factors
that could significantly affect internal controls subsequent to the date of our most recent evaluation including any corrective actions with regard to significant deficiencies and
material weaknesses.

Date:  January 28 2003

/s/ Brian S Shlissel
Brian S Shlissel
Executive Vice President &
Treasurer